Fees Summary	Feb. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,183,788,429.66
Total Fee Amount	2,018,438.01
Total Offset Amount	0.00
Net Fee	$ 2,018,438.01